UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025 (June 12, 2025)

Charlotte’s Web Holdings, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K amends Item 5.07 of the Current Report on Form 8-K filed on June 16, 2025 (the “Original Form 8-K”) by Charlotte’s Web Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) solely to correct a scrivener’s error in the reporting of the results of the vote of the Shareholders on Proposal No. 3, Appointment and Remuneration of Auditors. As previously filed, the Current Report on 8-K reported our independent registered public accounting firm as Ernst & Young LLP, which has been corrected to PKF O’Connor Davies LLP, consistent with Proposal 3, Appointment and Remuneration of Auditors, included in our proxy statement on Schedule 14A filed with the SEC on April 29, 2025 . This Form 8-K/A amends and restates in its entirety Item 5.07 of the Original Form 8-K in order to correct this error. No other changes have been made to the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual general meeting of shareholders of the Company held on June 12, 2025, the Company’s shareholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025, and on SEDAR+ on April 29, 2025. The total number of votes cast at the annual general meeting was 58,493,957, representing 36.87% of the total number of votes attached to the outstanding voting shares of the Company.
Proposal No. 1: To set the number of directors of the Company at six.
The shareholders ratified the setting of the number of directors of the Company at six (6) directors.

Votes For	Votes Against
50,950,330	7,543,627
Proposal No. 2: To elect directors for the forthcoming year.
The shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Atwood	10,483,075	4,120,698	43,890,184
Matthew McCarthy	11,896,877	2,706,896	43,890,184
Angela McElwee	11,902,297	2,701,476	43,890,184
Maureen Usifer	12,639,816	1,963,957	43,890,184
Jared Stanley	9,676,914	4,926,859	43,890,184
William Morachnick	10,490,456	4,113,317	43,890,184

Proposal No. 3: To appoint PKF O’Connor Davies LLP as auditors for the ensuing fiscal year ending December 31, 2025 and the authorization of the board of directors to fix the remuneration to be paid to the auditors.
The shareholders ratified the appointment of PKF O’Connor Davies LLP as the Company’s auditors for the ensuing fiscal year ending December 31, 2025 and the authorization of the board of directors to fix the remuneration of the auditors.

Votes For	Votes Withheld
54,728,787	3,765,170

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: August 15, 2025	By:	/s/ Erika Lind
Erika Lind
Chief Financial Officer and Corporate Secretary